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[GRAPHIC]   LIFE INSURANCE                                                              APPLICATION PART 1A
                                                                                        (INSURANCE REQUEST FORM)

1   CONTRACT INFORMATION
    --------------------------------------------------------------------------------------------------------------------------------
    Merrill Lynch account number Policy applied for  | |  Merrill Lynch Investor Life-SM-  | |  Merrill Lynch Investor Life Plus-SM-

    --------------------------------------------------------------------------------------------------------------------------------

2   PROPOSED INSURED #1 INFORMATION
    --------------------------------------------------------------------------------------------------------------------------------
    Title (Mr., Mrs., etc.)  Full Name (first, middle initial, last)            Phone Number and best time to call       | | Home
                                                                                (   )                                    | | Work
    --------------------------------------------------------------------------------------------------------------------------------
    Address (permanent residence)                                      City                       State      Zip Code

    --------------------------------------------------------------------------------------------------------------------------------
    | | Male         Marital Status       Social Security Number       Birthdate (m/d/y)          Place of Birth (city, state)
    | | Female
    --------------------------------------------------------------------------------------------------------------------------------
    Occupation (duties)                                                Annual income              Net worth

    --------------------------------------------------------------------------------------------------------------------------------

3   PROPOSED INSURED #2 INFORMATION
    --------------------------------------------------------------------------------------------------------------------------------
    Title (Mr., Mrs., etc.)     Full Name (first, middle initial, last)         Phone Number and best time to call       | | Home
                                                                                (   )                                    | | Work
    --------------------------------------------------------------------------------------------------------------------------------
    Address (permanent residence)                                      City                       State      Zip Code

    --------------------------------------------------------------------------------------------------------------------------------
    | | Male         Marital Status       Social Security Number       Birthdate (m/d/y)          Place of Birth (city, state)
    | | Female
    --------------------------------------------------------------------------------------------------------------------------------
    Occupation (duties)                                                Annual income              Net worth

    --------------------------------------------------------------------------------------------------------------------------------
    Relationship to Proposed Insured #1

    --------------------------------------------------------------------------------------------------------------------------------

4   OWNER INFORMATION
    --------------------------------------------------------------------------------------------------------------------------------
     | | Proposed Insured #1     | | Proposed Insured #2     | | Both (JTWROS)     | | Trust     | | Corporation     | | Other
    --------------------------------------------------------------------------------------------------------------------------------
    Title (Mr., Mrs.,  etc.)    Full Name (first, middle initial, last)

    --------------------------------------------------------------------------------------------------------------------------------
    Address (permanent residence)                                     City                           State      Zip Code

    --------------------------------------------------------------------------------------------------------------------------------
    Social Security or Tax ID Number   U.S. Citizen? | | Yes  | | No  If No, indicate country of citizenship

    --------------------------------------------------------------------------------------------------------------------------------
    Birthdate or Date of Trust (m/d/y)         Relationship to Proposed Insured #1         Relationship to Proposed Insured #2

    --------------------------------------------------------------------------------------------------------------------------------

5   BENEFICIARY INFORMATION
    --------------------------------------------------------------------------------------------------------------------------------
    Primary (first, middle initial, last)                      Social Security or Tax ID Number       Birthdate (m/d/y)
                                                                                                                                 %
    --------------------------------------------------------------------------------------------------------------------------------
    Relationship to Proposed Insured #1                        Relationship to Proposed Insured #2

    --------------------------------------------------------------------------------------------------------------------------------
    Primary (first, middle initial, last)                      Social Security or Tax ID Number       Birthdate (m/d/y)
                                                                                                                                 %
    --------------------------------------------------------------------------------------------------------------------------------
    Relationship to Proposed Insured #1                        Relationship to Proposed Insured #2

    --------------------------------------------------------------------------------------------------------------------------------

6   REPLACEMENT INFORMATION
    --------------------------------------------------------------------------------------------------------------------------------
    Is any existing annuity or life insurance policy being (or has any policy been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this policy? Is any such action likely to occur?
    If Yes, provide details below and in Section 14 if necessary.
    Proposed Insured #1 | | Yes   | | No                            Proposed Insured #2  | | Yes   | | No
    --------------------------------------------------------------------------------------------------------------------------------
    Name of Proposed Insured           Company                                    Policy number                   Issue date (m/y)

    --------------------------------------------------------------------------------------------------------------------------------
    Name of Proposed Insured           Company                                    Policy number                   Issue date (m/y)

    --------------------------------------------------------------------------------------------------------------------------------

     [LOGO] Merrill Lynch
     MERRILL LYNCH LIFE INSURANCE COMPANY
     LITTLE ROCK, ARKANSAS

A1023                                                                Page 1 of 3
                                                                        NEW 8/99

7   LIFE INSURANCE IN FORCE AND APPLIED FOR
    --------------------------------------------------------------------------------------------------------------------------------
    Does the Proposed Insured(s) have other insurance policies in force?  If Yes, provide details below and in Section 14 if necessary.
    Proposed Insured #1 | | Yes   | | No                            Proposed Insured #2  | | Yes   | | No
    --------------------------------------------------------------------------------------------------------------------------------
    Has the Proposed Insured(s) applied for other insurance in the last 90 days?  If Yes, provide details below and in Section 14 if necessary.
    Proposed Insured #1 | | Yes   | | No                            Proposed Insured #2  | | Yes   | | No
    --------------------------------------------------------------------------------------------------------------------------------
    Name of Proposed Insured           Company                                    Policy number                   Issue date (m/y)

    --------------------------------------------------------------------------------------------------------------------------------
    Face amount                        Premium                       Purpose of insurance (e.g., business, personal, etc.)
    $                                  $
    --------------------------------------------------------------------------------------------------------------------------------
    Name of Proposed Insured           Company                                    Policy number                   Issue date (m/y)

    --------------------------------------------------------------------------------------------------------------------------------
    Face amount                        Premium                       Purpose of insurance (e.g., business, personal, etc.)
    $                                  $
    --------------------------------------------------------------------------------------------------------------------------------

8   POLICY INFORMATION
A   INVESTOR LIFE                                                     B  INVESTOR LIFE PLUS
    --------------------------------------------------------------------------------------------------------------------------------
    Initial payment                  Face amount (if specified)      Periodic payments (min. $4,000)  Number of years (min. seven)
    $                                $                               $
    --------------------------------------------------------------------------------------------------------------------------------
    Periodic payments (min. $2,000)  Number of years (max. five)     Face amount (if specified)       SPIAR (if Combination Plan)
    $                                $                               $                                $
    --------------------------------------------------------------------------------------------------------------------------------

9   PREMIUM PAYMENT INFORMATION
    --------------------------------------------------------------------------------------------------------------------------------
    Indicate how you would like to pay premiums     | | CMA Insurance Service     | | Check     | | 1035 Exchange
    --------------------------------------------------------------------------------------------------------------------------------
    Frequency of periodic payments  | | Annually  | | Semi-annually  | | Quarterly  | | Monthly (CMA Insurance Service or PAC only)
    --------------------------------------------------------------------------------------------------------------------------------

10  DOLLAR COST AVERAGING (DCA)
    --------------------------------------------------------------------------------------------------------------------------------
    Monthly transfer amount (minimum $100)                           Number of transfers (minimum 3 months)
    $
    --------------------------------------------------------------------------------------------------------------------------------

11  ALLOCATION INSTRUCTIONS
    --------------------------------------------------------------------------------------------------------------------------------
                                            PREMIUM         DCA                                                PREMIUM       DCA
            INVESTMENT DIVISIONS           ( $ OR %)     ( $ OR %)             INVESTMENT DIVISIONS           ( $ OR %)   ( $ OR %)
    --------------------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------------------
                                                                      TOTALS:
                                                                     ---------------------------------------------------------------

12  WRITTEN OR TELEPHONE INSTRUCTIONS
    --------------------------------------------------------------------------------------------------------------------------------
    You authorize us to accept written or telephone instructions from
      | | Your Merrill Lynch Financial Consultant on record     | | Another authorized person you designate below
    --------------------------------------------------------------------------------------------------------------------------------
    Full Name (first, middle initial, last) and Address

    --------------------------------------------------------------------------------------------------------------------------------
    You authorize us to accept written or telephone instructions regarding
      | | Reallocations     | | Partial withdrawals and loans directed to the Merrill Lynch account indicated in Section 1
    --------------------------------------------------------------------------------------------------------------------------------

13  TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE
    --------------------------------------------------------------------------------------------------------------------------------
      | | No income tax to be withheld     | | Income tax to be withheld _____% (use whole percentages)
    --------------------------------------------------------------------------------------------------------------------------------

14  COMMENTS
    --------------------------------------------------------------------------------------------------------------------------------





    --------------------------------------------------------------------------------------------------------------------------------

15  MERRILL LYNCH FINANCIAL CONSULTANT'S REPORT AND SIGNATURE
    --------------------------------------------------------------------------------------------------------------------------------
    Has a current prospectus been given to the Policy Owner(s)?     | | Yes     | | No
    --------------------------------------------------------------------------------------------------------------------------------
    To the best of your knowledge, is this policy replacing or changing an existing life insurance policy or annuity? | |Yes | |No
    --------------------------------------------------------------------------------------------------------------------------------
    By signing below the undersigned confirms that they believe the coverage is suitable, and the variable life insurance policy applied for and investment divisions selected meet the long-term life insurance needs, financial goals and investment objectives of the Policy Owner(s).
    --------------------------------------------------------------------------------------------------------------------------------
     Print name                                       Signature                                          Date (m/d/y)

    --------------------------------------------------------------------------------------------------------------------------------


A1023                                                                Page 2 of 3
                                                                        NEW 8/99

                                             ------------------------------------------
[GRAPHIC]   LIFE INSURANCE                                                              APPLICATION PART 1B

16  ACKNOWLEDGEMENT AND AGREEMENT
    You have read the above and represent the answers to the questions are complete and true to the best of your knowledge and may be relied upon when deciding to issue your policy. A copy of this application shall be attached to and made part of the policy.
    Unless otherwise provided by a Temporary Insurance Agreement, your policy will take effect when the initial premium is paid, as long as:
    -  The information in the application continues to be complete and true, and
    -  The Proposed Insured(s) is still living and in the same health as stated in the application.

    We may make a correction to the application in Section 18, but will not change the plan, benefits applied for, amount of insurance, age at issue or underwriting class unless you agree to the change in writing. If there are any changes, you approve them when you accept the policy. No other changes may be made. Our rights or requirements cannot be modified or waived by any registered representative or examiner.

    You have received a copy of the current Prospectus and determined that the variable life insurance policy applied for meets your long-term life insurance needs, financial goals and investment objectives. You understand that:
    -  The investment base, cash surrender value and death benefit may increase or decrease depending on the performance of the various investment divisions you choose, and
    -  Your investment base and cash surrender value are not guaranteed and could be less than the premiums you paid even if you make no withdrawals or loans, and
    -  The death benefit of your policy will never be less than the face amount and the duration of the policy will never be less than the Guarantee Period (unless policy debt exceeds certain policy values).

    --------------------------------------------------------------------------------------------------------------------------------
     CERTIFICATION

    --------------------------------------------------------------------------------------------------------------------------------
         Under penalty of perjury you certify that:
    1.   Your Social Security or Tax ID Number(s) indicated in Sections 4, and 14 is correct.
    2.   You are not subject to backup withholding. (You are required to cross out this statement if you have been notified by the
         IRS that you are subject to backup withholding.)
    The IRS does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
    --------------------------------------------------------------------------------------------------------------------------------

    OWNER'S SIGNATURE(S)
    Your signature below represents that you have read, understand and agree to the information provided above.
    --------------------------------------------------------------------------------------------------------------------------------
    Print name of Owner                               Signature                                         Date (m/d/y)

    --------------------------------------------------------------------------------------------------------------------------------
    Print name of Co-owner                            Signature                                         Date (m/d/y)

    --------------------------------------------------------------------------------------------------------------------------------

17  AUTHORIZATION
    I authorize any physician, hospital, clinic, health care provider, institution, organization or person who has information about me or my minor children who are to be insured by this policy, including insurance companies and the Medical Information
    Bureau Inc., to give that information to Merrill Lynch Life Insurance Company. This includes information that is not health-related. If the record contains information relating to alcohol or drug abuse or mental health care, sufficient information is to be released to accomplish the purpose for which it is requested. The information will be used for risk evaluation, administration of claims and implementation of policy provisions and insurance statistical studies. It may be re-disclosed to reinsurers, to other life or health insurance companies to which I apply, and as required by law. I also authorize Merrill Lynch Life Insurance Company to obtain consumer investigative reports about me or my minor children to be insured by this policy. This authorization is valid for 2 1/2 years from the date I sign below. A photocopy of this document is valid as an original.

    PROPOSED INSURED'S SIGNATURE(S)
    Your signature below represents that you have read, understand and agree to the information provided in Sections 2, 3, 6, 7, and 17 and you acknowledge receipt of the Fair Credit Reporting Act Notice and MIB Notice.
    --------------------------------------------------------------------------------------------------------------------------------
    Print name of Proposed Insured #1                 Signature                                         Date (m/d/y)

    --------------------------------------------------------------------------------------------------------------------------------
    Print name of Proposed Insured #2                 Signature                                         Date (m/d/y)

    --------------------------------------------------------------------------------------------------------------------------------

18  CORRECTIONS (COMPANY USE ONLY - NOT APPLICABLE IN PENNSYLVANIA AND WEST VIRGINIA)
    --------------------------------------------------------------------------------------------------------------------------------





    --------------------------------------------------------------------------------------------------------------------------------


A1023                                                                Page 3 of 3
                                                                        NEW 8/99

                                             ------------------------------------------
[GRAPHIC]   LIFE INSURANCE                                                              APPLICATION PART 2

    --------------------------------------------------------------------------------------------------------------------------------
    INSTRUCTIONS

    Complete this form when applying for or requesting a change to a policy issued by Merrill Lynch Life Insurance Company. The terms "you" and "your" refer to the Proposed Insured. The terms "we", "our" and "us" refer to Merrill Lynch Life Insurance
    Company. Each Proposed Insured must complete a separate form.
    OUR ADDRESS: Merrill Lynch Variable Life Service Center, P.O. Box 9025, Springfield, MA 01102-9025

1   PROPOSED INSURED INFORMATION
    --------------------------------------------------------------------------------------------------------------------------------
    Title (Mr., Mrs.,  etc.)     Full Name (first, middle initial, last)                               Date of Birth (m/d/y)

    --------------------------------------------------------------------------------------------------------------------------------
    Social Security or Tax ID Number                                 Driver's License (state, number)

    --------------------------------------------------------------------------------------------------------------------------------
    Name of Personal Physician or Health Care Facility                                                           | | None

    --------------------------------------------------------------------------------------------------------------------------------
    Address                                                          City                      State             Zip Code

    --------------------------------------------------------------------------------------------------------------------------------

2   DURING THE PAST 10 YEARS, HAVE YOU CONSULTED A HEALTH PROFESSIONAL REGARDING:            IF YES, PROVIDE DETAILS IN SECTION 16
    --------------------------------------------------------------------------------------------------------------------------------
    a)  Chest pain, coronary artery disease or disorder of any other arteries?                           | | Yes     | | No
    b)  Heart murmur, irregular heart beat or any other disorder of the heart?                           | | Yes     | | No
    c)  High blood pressure, stroke or transient ischemic attack?                                        | | Yes     | | No

3   DURING THE PAST 10 YEARS, HAVE YOU CONSULTED A HEALTH PROFESSIONAL REGARDING:
    --------------------------------------------------------------------------------------------------------------------------------
    a)  A cancer, tumor, skin cancer, lymphoma or leukemia?                                              | | Yes     | | No
    b)  Diabetes, elevated blood sugar or disorder of pancreas or thyroid gland?                         | | Yes     | | No
    c)  Depression, anxiety, bipolar disorder, or any other psychiatric disorder?                        | | Yes     | | No

4   DURING THE PAST 10 YEARS, HAVE YOU CONSULTED A HEALTH PROFESSIONAL REGARDING:
    --------------------------------------------------------------------------------------------------------------------------------
    a)  The use of alcohol or has a health professional recommended limiting or stopping use?            | | Yes     | | No
    b)  Excessive use or abuse of drugs of any kind?                                                     | | Yes     | | No

5   DURING THE PAST 5 YEARS, HAVE YOU CONSULTED A HEALTH PROFESSIONAL REGARDING:
    --------------------------------------------------------------------------------------------------------------------------------
    a)  Seizures, paralysis, loss of consciousness or any loss of memory or mental capacity?             | | Yes     | | No
    b)  Asthma, chronic obstructive pulmonary disease, emphysema, pneumonia or other lung disorder?      | | Yes     | | No
    c)  Any disorder of the bladder, urinary tract or kidneys?                                           | | Yes     | | No

6   DURING THE PAST 5 YEARS, HAVE YOU CONSULTED A HEALTH PROFESSIONAL REGARDING:
    --------------------------------------------------------------------------------------------------------------------------------
    a)  A liver disorder including jaundice, cirrhosis and hepatitis?                                    | | Yes     | | No
    b)  Any bowel disease including Crohn's disease and ulcerative colitis?                              | | Yes     | | No
    c)  Gastrointestinal bleeding or other disorder of the stomach or esophagus?                         | | Yes     | | No

7   DURING THE PAST 5 YEARS, HAVE YOU CONSULTED A HEALTH PROFESSIONAL REGARDING:
    --------------------------------------------------------------------------------------------------------------------------------
    a)  Arthritis or any disorder of the bones, muscles or joints?                                       | | Yes     | | No
    b)  Allergies, anemia or increased or decreased numbers of blood cells or platelets?                 | | Yes     | | No
    c)  Medically diagnosed Acquired Immune Deficiency (AIDS) or medically diagnosed HIV infection?      | | Yes     | | No

8   DURING THE PAST 1 YEAR, HAVE YOU:
    --------------------------------------------------------------------------------------------------------------------------------
    a)  Been admitted to a hospital or health care facility?                                             | | Yes     | | No
    b)  Had diagnostic tests including X-rays, electrocardiograms or blood tests?                        | | Yes     | | No
    c)  Been advised to have surgery or treatment or testing which has not yet been completed?           | | Yes     | | No

9   DURING THE PAST 1 YEAR, HAVE YOU:
    --------------------------------------------------------------------------------------------------------------------------------
    a)  Received other medical treatment or consultation not listed above?                               | | Yes     | | No
    b)  Had weight loss of greater than 10 lbs.?                                                         | | Yes     | | No
    c)  Smoked cigarettes, used tobacco or used a product containing nicotine?                           | | Yes     | | No

10  DO YOU CURRENTLY TAKE ANY MEDICATIONS AT LEAST WEEKLY (OTHER THAN CONTRACEPTIVES)?                   | | Yes     | | No
    If Yes, list medications in Section 16.

     [LOGO] Merrill Lynch
     MERRILL LYNCH LIFE INSURANCE COMPANY
     LITTLE ROCK, ARKANSAS

A1024                                                                Page 1 of 2
                                                                        NEW 8/99

                                             ------------------------------------------
[GRAPHIC]   LIFE INSURANCE                                                              APPLICATION PART 2

11  DURING THE PAST 3 YEARS:                                                              IF YES, PROVIDE DETAILS IN SECTION 16
    --------------------------------------------------------------------------------------------------------------------------------
    a)  Were you a pilot or student pilot or did you participate in soaring?                             | | Yes     | | No
    b)  Did you participate in scuba diving, vehicle racing, sky diving, hang gliding or mountain        | | Yes     | | No
        climbing?
    c)  Have you had any motor vehicle accidents or violations, or had your drivers license suspended?   | | Yes     | | No

12  DO YOU PLAN TO TRAVEL OR RESIDE OUTSIDE THE USA OR CANADA IN THE NEXT TWO YEARS?                     | | Yes     | | No

13  HAVE YOU EVER BEEN REFUSED LIFE INSURANCE OR ASKED TO PAY HIGHER PREMIUMS FOR A RATED POLICY?        | | Yes     | | No

14  FAMILY HISTORY:
                           ---------------------------------------------------------------------------------------------------------
                            Current Age(s)  Details of Health (include age at disease onset)  Age at Death        Cause of Death
    --------------------------------------------------------------------------------------------------------------------------------
     Father
    --------------------------------------------------------------------------------------------------------------------------------
     Mother
    --------------------------------------------------------------------------------------------------------------------------------
     Brother(s) & Sister(s)
    --------------------------------------------------------------------------------------------------------------------------------

                   ---------------------------------------------------------
15 WHAT IS YOUR:    Height?                  Weight?
                   ---------------------------------------------------------

16  IF YOU ANSWERED YES TO QUESTION(S) 2 - 13, PROVIDE DETAILS BELOW.  IF ADDITIONAL SPACE IS REQUIRED, USE SUPPLEMENT TO
    APPLICATION PART 2.
    --------------------------------------------------------------------------------------------------------------------------------
     Question    Details or Name of Medication                                            Name and Address of Physician
    --------------------------------------------------------------------------------------------------------------------------------













    --------------------------------------------------------------------------------------------------------------------------------

17  ACKNOWLEDGMENT AND AGREEMENT
    You have read the questions and answers on this application and any Supplement to Application Part 2, and represent that they are complete and true to the best of your knowledge and may be relied upon when deciding whether to issue the policy. A copy of this application and the Supplement to Application Part 2, if applicable, shall be attached to and made part of the policy.
    Unless otherwise provided by a Temporary Insurance Agreement, the policy will take effect when the initial premium is paid, as long as:
    -   The information in the application continues to be complete and true, and
    -   The Proposed Insured(s) is still living and in the same health as stated in the application.
    You agree to tell us if your health or habits change from what you stated here, before the policy is issued and the first premium is paid. Our rights or requirements cannot be modified or waived by any registered representative or examiner.

    PROPOSED INSURED'S SIGNATURE
    --------------------------------------------------------------------------------------------------------------------------------
    Print name                                        Signature                                         Date (m/d/y)

    --------------------------------------------------------------------------------------------------------------------------------

18  WITNESS'S SIGNATURE
    --------------------------------------------------------------------------------------------------------------------------------
    Print name                                        Signature                                         Date (m/d/y)

    --------------------------------------------------------------------------------------------------------------------------------


A1025                                                                Page 2 of 2
                                                                        NEW 8/99

                                             ------------------------------------------
[GRAPHIC]   LIFE INSURANCE                                                              SUPPLEMENT TO
                                                                                        APPLICATION PART 2


     PROPOSED INSURED INFORMATION
    --------------------------------------------------------------------------------------------------------------------------------
     Title (Mr., Mrs., etc.)     Full Name (first, middle initial, last)                                  Date of Birth (m/d/y)

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
     Question    Details or Name of Medication                                            Name and Address of Physician
    --------------------------------------------------------------------------------------------------------------------------------
























    --------------------------------------------------------------------------------------------------------------------------------

     PROPOSED INSURED'S SIGNATURE
    --------------------------------------------------------------------------------------------------------------------------------
     Print name                                        Signature                                         Date (m/d/y)

    --------------------------------------------------------------------------------------------------------------------------------

     WITNESS'S SIGNATURE
    --------------------------------------------------------------------------------------------------------------------------------
     Print name                                        Signature                                         Date (m/d/y)

    --------------------------------------------------------------------------------------------------------------------------------

     [LOGO] Merrill Lynch
     MERRILL LYNCH LIFE INSURANCE COMPANY
     LITTLE ROCK, ARKANSAS

A1025                                                                Page 1 of 1
                                                                        NEW 8/99

                                             ------------------------------------------
[GRAPHIC]   LIFE INSURANCE                                                              TEMPORARY
                                                                                        INSURANCE AGREEMENT

The terms "you" and "your" refer to the Policy Owner(s).  The terms "we", "our" and "us" refer to Merrill Lynch Life
Insurance Company.

1   ELIGIBILITY
    Complete this form if you are paying a premium with your application, either from your CMA account or by check. Please do not include this agreement with your application if:
    -   The initial premium exceeds $300,000 or the face amount exceeds $1,000,000, or
    -   Either question in Section 4 is answered Yes, or is left unanswered

2   OUR ACKNOWLEDGEMENT
    We acknowledge that we have received the initial premium indicated in Section 4 below. We agree to provide coverage under this
    Temporary Insurance Agreement subject to the information in Sections 3A, 3B, 3C and 4 of this agreement, and the terms of the policy applied for.

3A  COVERAGE PROVIDED
    If the Proposed Insured(s) dies while this agreement is in effect, the beneficiary(s) named in the Application Part 1 will receive the lower of $300,000, or the face amount of the policy you have applied for. If we have issued more than one Temporary
    Insurance Agreement to you, the total coverage will not exceed $300,000. The payment, along with any premium you paid for coverage over $300,000, will be divided equally among the beneficiaries named in the Application Part 1.

3B  COVERAGE PERIOD
    Coverage begins on the later of the following:
    -   The day you give us your application and your permission to transfer funds in a form satisfactory to us, or
    -   The day you give us your application and pay your initial premium.

    Coverage ends on the earliest of the following:
    -   The day you accept your policy, or
    -   The day you call us or write us, asking us to cancel or withdraw the application, or
    -   The day we refund your premium to you for any reason, or
    -   The day we offer you a policy other than the one you applied for, or
    -   Five days after we mail a notice telling you that your policy has not been approved, or
    -   90 days from the day coverage began.

3C  COVERAGE LIMITATIONS
    The Proposed Insured(s) will not be covered by this Temporary Insurance Agreement if:
    -   Your bank does not honor your check, or
    -   Funds are not available to cover the full amount of the initial premium when we request a transfer from your account, or
    -   The Proposed Insured(s) does not answer the questions in Section 4 truthfully, or
    -   The Proposed Insured(s) commits suicide while this Temporary Insurance Agreement is in effect.

4   PROPOSED INSURED(S) INFORMATION
   --------------------------------------------------------------------------------------------------------------------------------
    Initial premium                                                   Face amount
    $                                                                 $
   --------------------------------------------------------------------------------------------------------------------------------
    IS THE PROPOSED INSURED(S) OVER THE AGE OF 75?
    Proposed Insured #1 | | Yes   | | No                             Proposed Insured #2  | | Yes   | | No
   --------------------------------------------------------------------------------------------------------------------------------
    DURING THE LAST TWO YEARS, HAS THE PROPOSED INSURED(S) BEEN TREATED FOR HEART DISEASE, STROKE, CANCER, OR HIV INFECTION?
    Proposed Insured #1 | | Yes   | | No                             Proposed Insured #2  | | Yes   | | No
   --------------------------------------------------------------------------------------------------------------------------------

5   PROPOSED INSURED'S SIGNATURE(S)
   --------------------------------------------------------------------------------------------------------------------------------
    Print name of Proposed Insured #1                 Signature                                         Date (m/d/y)

   --------------------------------------------------------------------------------------------------------------------------------
    Print name of Proposed Insured #2                 Signature                                         Date (m/d/y)

   --------------------------------------------------------------------------------------------------------------------------------

6   FINANCIAL CONSULTANT'S SIGNATURE
   --------------------------------------------------------------------------------------------------------------------------------
    Print name                                        Signature                                         Date (m/d/y)

   --------------------------------------------------------------------------------------------------------------------------------

This is a two-part form. You keep the original and we keep a duplicate.


[LOGO] Merrill Lynch                    /s/ Anthony J. Vespa
MERRILL LYNCH LIFE INSURANCE COMPANY
LITTLE ROCK, ARKANSAS                   ANTHONY J. VESPA, PRESIDENT

A1025                                                                Page 1 of 1
                                                                        NEW 8/99
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